                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12


                               EMRISE CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials: ___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730


                                November 16, 2005


Dear Stockholders:

         You are cordially invited to attend the Emrise Corporation 2005 annual meeting of stockholders that will be held on December 21, 2005 at 10:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on November 9, 2005 are entitled to vote at the 2005 annual meeting.

         Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement, a proxy card and our latest annual report. A current report on our business operations and future plans will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2005 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2005 annual meeting.

                                                     Sincerely,

                                                     /s/ Randolph D. Foote

                                                     Randolph D. Foote,
                                                     Secretary

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2005
                             ______________________

         NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders of Emrise Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on December 21, 2005 at 10:00 a.m. local time, for the following purposes:

         1. To elect Carmine T. Oliva as a Class III director to serve a three-year term.

         2. To consider and vote upon a proposal to ratify the selection of our independent registered public accountants to audit our consolidated financial statements for 2005.

         3. To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on November 9, 2005 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

                                             By Order of the Board of Directors,

                                             /s/ Randolph D. Foote

                                             Randolph D. Foote, Secretary
Rancho Cucamonga, California
November 16, 2005

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                                           TABLE OF CONTENTS
                                                                                                  Page
                                                                                                  ----
VOTING AND PROXY....................................................................................1

DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS..................................................3

EXECUTIVE COMPENSATION AND RELATED INFORMATION......................................................5

INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES AND RELATED MATTERS.....................11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................................21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE............................................22

PROPOSAL 1 ELECTION OF CLASS III DIRECTOR..........................................................23

PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS..................24

OTHER MATTERS......................................................................................25

STOCKHOLDER PROPOSALS..............................................................................25

AVAILABLE INFORMATION..............................................................................26

ANNUAL REPORT......................................................................................26

APPENDIX A - AMENDED AND RESTATED AUDIT COMMITTEE CHARTER.........................................A-1

APPENDIX B -  AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER.................................B-1

APPENDIX C -  AMENDED AND RESTATED NOMINATING COMMITTEE CHARTER...................................C-1


                                                  i

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                             ______________________

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2005
                             ______________________

                                VOTING AND PROXY

         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2005 annual meeting of stockholders to be held at 10:00 a.m. local time on December 21, 2005, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about November 22, 2005.

         Our annual report to stockholders is being mailed to stockholders concurrently with this proxy statement. The annual report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made. A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote at the meeting.

         At the close of business on November 9, 2005, the record date for determining the stockholders entitled to notice of and to vote at the 2005 annual meeting, we had issued and outstanding 37,497,750 shares of common stock. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

         Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2005 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Votes cast at the 2005 annual meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

         An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

         Directors are elected by a plurality. Therefore, for proposal 1, the election of one Class III director to our board of directors, the nominee receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on proposal 1.

         Approval of proposal 2, the ratification of the selection of our independent registered public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection.

         We will pay the expenses of soliciting proxies for the 2005 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2005 annual meeting are referred to in the preceding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

         The names, ages and positions held by our directors, director nominee and executive officers as of November 9, 2005 and their business experience are as follows:

        NAME                               AGE                                  TITLES
        ----                               ---                                  ------
Carmine T. Oliva                            63          Chairman of the Board, President, Chief Executive Officer,
                                                        Director and Director Nominee

Graham Jefferies                            48          Executive Vice President, Chief Operating Officer and
                                                        Managing Director of various subsidiaries

Randolph D. Foote                           57          Senior Vice President, Chief Financial Officer and
                                                        Secretary

Robert B. Runyon (1)(2)(3)                  80          Director

Laurence P. Finnegan, Jr. (1)(3)            68          Director

Otis W. Baskin(3)                           60          Director

-----------
(1) Member of the compensation committee.
(2) Member of the nominating committee.
(3) Member of the audit committee.

         CARMINE T. OLIVA has been Chairman of the Board, President and Chief Executive Officer and a Class III director of Emrise since March 26, 1997 and of our subsidiary, Emrise Electronics, since he founded Emrise Electronics in 1983. Mr. Oliva served as our Acting Chief Financial Officer from April to July 2005. Mr. Oliva has been Chairman of the Board of Emrise Electronics Ltd. since 1985, and Chairman and Chief Executive Officer of CXR Larus since March 1997. In 2002, Mr. Oliva obtained a French government working permit and assumed responsibility as President of our CXR Anderson Jacobson ("CXR-AJ") subsidiary. From January 1999 to January 2000, Mr. Oliva served as a director of Digital Transmission Systems Inc. (DTSX), a publicly held company based in Norcross, Georgia. From 1980 to 1983, Mr. Oliva was Senior Vice President and General Manager, ITT Asia Pacific Inc. Prior to holding that position, Mr. Oliva held a number of executive positions with ITT Corporation and its subsidiaries over an eleven-year period. Mr. Oliva attained the rank of Captain in the United States Army and is a veteran of the Vietnam War. Mr. Oliva earned a B.A. degree in Social Studies/Business from Seton Hall University and an M.B.A. degree in Business from The Ohio State University.

         GRAHAM JEFFERIES was appointed Executive Vice President on October 21, 1999. Mr. Jefferies was also appointed as our Chief Operating Officer on January 3, 2005, after having served as Chief Operating Officer of our Telecommunications Group since October 21, 1999. Mr. Jefferies served as Executive Vice President of Emrise from April 1999 through October 1999. Mr. Jefferies has served CXR-AJ as a director since March 1997 and as General Manager since July 2002, has served as Managing Director of Belix Power Conversions Ltd., Belix Wound Components Ltd. and Belix Company Ltd. since our acquisition of those companies in April 2000, as Managing Director of XCEL Power Systems, Ltd. since September 1996 and as Managing Director of Emrise Electronics Ltd. since March 1992. Prior to joining us in 1992, he was Sales and Marketing Director of Jasmin Electronics PLC, a major public United Kingdom software and systems provider, from 1987 to 1992. Mr. Jefferies held a variety of project management positions at GEC Marconi from 1978 to 1987. Mr. Jefferies earned a B.S. degree in Engineering from Leicester University, and has experience in mergers and acquisitions. Mr. Jefferies is a citizen and resident of the United Kingdom.

         RANDOLPH D. FOOTE was appointed as our Senior Vice President and Chief Financial Officer on October 4, 1999 and as our Assistant Secretary on February 12, 2001. Mr. Foote has been our Secretary since September 2004 and the Vice President and Chief Financial Officer of CXR Larus and Emrise Electronics since March 2000. Mr. Foote was the Corporate Controller of Unit Instruments, Inc., a publicly traded semiconductor equipment manufacturer, from October 1995 to May 1999. From March 1985 to October 1995, Mr. Foote was the Director of Tax and Financial Reporting at Optical Radiation Corporation, a publicly traded company that designed and manufactured products using advanced optical technology. Prior to 1985, Mr. Foote held positions with Western Gear Corporation and Bucyrus Erie Company, which were both publicly traded companies. Mr. Foote earned a B.S. degree in Business Management from California State Polytechnic University, Pomona and an M.B.A. degree in Tax/Business from Golden Gate University.

         ROBERT B. RUNYON has served as a Class III director since March 26, 1997 and also served as our Secretary from that date through August 2004. He has been the owner and principal of Runyon and Associates, a human resources and business advisory firm, since 1987. He has acted as Senior Vice President of Sub Hydro Dynamics Inc., a privately held marine services company based in Hilton Head, South Carolina, since September 1995. Prior to our merger with Emrise Electronics, Mr. Runyon served Emrise Electronics both as a director since August 1983 and as a consultant in the areas of strategy development and business planning, organization, human resources and administrative systems. He also consults for companies in environmental products, marine propulsion systems and architectural services sectors in these same areas. From 1970 to 1978, Mr. Runyon held various executive positions with ITT Corporation, including Vice President, Administration of ITT Grinnell, a manufacturing subsidiary of ITT. From 1963 to 1970, Mr. Runyon held executive positions at BP Oil including Vice President, Corporate Planning and Administration of BP Oil Corporation, and Director, Organization and Personnel for its predecessor, Sinclair Oil Corporation. Mr. Runyon was Executive Vice President, Human Resources at the Great Atlantic & Pacific Tea Company from 1978 to 1980. Mr. Runyon earned a B.S. degree in Economics/Industrial Management from University of Pennsylvania.

         LAURENCE P. FINNEGAN, JR. has served as a Class II director since March 26, 1997. In addition to being a director of Emrise Electronics from 1985 to March 1997, Mr. Finnegan was Emrise Electronics' Chief Financial Officer from 1994 to 1997. Mr. Finnegan has held positions with ITT (1970-1974) as controller of several divisions, Narco Scientific (1974-1983) as Vice President, Finance, Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Fischer & Porter (1986-1994) as Senior Vice President, Chief Financial Officer and Treasurer. Since August 1995, he has been a principal of GwynnAllen Partners, Bethlehem, Pennsylvania, an executive management consulting firm. Since December 1996, Mr. Finnegan has been a director and the President of GA Pipe, Inc., a manufacturing company based in Langhorne, Pennsylvania. From September 1997 to January 2001, Mr. Finnegan served as Vice President Finance and Chief Financial Officer of QuestOne Decision Sciences, an efficiency consulting firm based in Pennsylvania. Since August 2001, Mr. Finnegan has served as a director and the Vice President and Chief Financial Officer of VerdaSee Solutions, Inc., a consulting and software company based in Pennsylvania. Mr. Finnegan earned a B.S. degree in Accounting from St. Joseph's University.

         OTIS W. BASKIN has served as a Class I director since February 6, 2004. He has been a Professor of Management at The George L. Graziadio School of Business and Management at Pepperdine University in Malibu, California since June 1995 and also served as dean from 1995 to 2001. He has been a member of the full-time faculty of the University of Houston - Clear Lake (1975-87), where he served as Coordinator of the Management Faculty and Director of the Center for Advanced Management Programs. He has also been Professor of Management at Arizona State University, West Campus (1987-91) and The University of Memphis (1991-95), in addition to serving as dean at both universities. Dr. Baskin has worked with AACSB International (Association for the Advancement of Collegiate

Schools of Business) as Special Advisor to the President and as Chief Executive Officer from July 2002 to June 2004. He is an Associate with the Family Business Consulting Group, where he advises family-owned and closely-held businesses. He has served as an advisor to Exxon/Mobile Research and Engineering Corporation, NASA and the United States Air Force. He earned a Ph.D. in Management, Public Relations and Communication Theory from The University of Texas at Austin, an M.A. degree in Speech Communication from the University of Houston, and a B.A. degree in Religion from Oklahoma Christian University.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         Our officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among our executive officers, directors and director nominee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2004, 2003 and 2002 earned for services in all capacities as an employee by our Chief Executive Officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us during 2004 (collectively, the "named executive officers"):

                                             SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                 COMPENSATION AWARD
                                                           ANNUAL COMPENSATION   ------------------
                                                         -----------------------       SECURITIES        ALL OTHER
       NAME AND PRINCIPAL POSITION            YEAR       SALARY       BONUS      UNDERLYING OPTIONS    COMPENSATION
       ---------------------------            ----       ------       -----      ------------------    ------------
Carmine T. Oliva ........................     2004       $309,000      $94,000           26,000         $4,821(1)
  President and Chief Executive Officer
                                              2003       $271,510      $70,000           53,000         $4,821(1)
                                              2002       $257,010          --              --           $4,821(1)
Graham Jefferies ........................     2004       $237,017      $71,000           40,000        $10,924(3)
  Executive   Vice   President  and  Chief
  Operating Officer (2)
                                              2003       $210,295      $55,000           54,000        $10,320(3)
                                              2002       $156,923         --               --           $9,000(3)
Randolph D. Foote........................     2004       $173,867      $40,000           25,000         $1,965(4)
  Senior Vice  President,  Chief Financial
  Officer and Assistant Secretary(4)
                                              2003       $157,230      $30,000           35,000         $1,886(4)
                                              2002       $151,368         --               --           $1,604(4)

---------------
(1) Represents the dollar value of insurance premiums we paid with respect to a $1,000,000 term life insurance policy for the benefit of Mr. Oliva's spouse.
(2) Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds sterling. The compensation amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds sterling using the average conversion rates in effect during the time periods of compensation. Mr. Jefferies served as Chief Operating Officer of our Telecommunications Group until he was appointed Chief Operating Officer of Emrise in January 2005.
(3)  Represents company contributions to Mr. Jefferies' retirement account.
(4)  Represents company contributions to Mr. Foote's 401(k) retirement account.

                    RETIREMENT ACCOUNT MATCHING CONTRIBUTIONS

         We match up to the lesser of $2,000 and 20% of Mr. Foote's contributions to his 401(k) account. During 2004, our matching contribution amounted to $1,965. This matching arrangement was generally made available to all employees of Emrise and provides for the same method of allocation of benefits between management and non-management participants.

         Also, XCEL Power Systems Ltd. makes matching contributions of up to 6% of Mr. Jefferies' salary to an executives' defined contribution plan. Other employees of XCEL Power Systems Ltd. may receive matching contributions to a defined contribution plan of up to 4% of their salary. Amounts contributed to the defined contribution plans are intended to be used to purchase annuities upon retirement. During 2004, 2003 and 2002, Mr. Jefferies received matching contributions of $10,924, $10,320 and $9,000, respectively.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options granted in the year ended December 31, 2004 to the executive officers named in the summary compensation table. We did not grant any stock appreciation rights during 2004. This information includes hypothetical potential gains from stock options granted in 2004. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the ten-year life of the stock options granted in 2003. These assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                                                                                                     POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                   PERCENTAGE OF                                   AT ASSUMED RATES
                                      NUMBER OF        TOTAL                                       OF STOCK PRICE
                                      SECURITIES      OPTIONS                                     APPRECIATION FOR
                                      UNDERLYING    GRANTED TO       EXERCISE                      OPTION TERM(3)
                            GRANT      OPTIONS     EMPLOYEES IN       PRICE       EXPIRATION     ------------------
     NAMED OFFICER          DATE      GRANTED(1)   FISCAL YEAR(2)   PER SHARE        DATE          5%          10%
     -------------          ----     -----------   --------------   ---------    ------------     ----        -----
Carmine T. Oliva........   2/24/04      26,000         8.3%           $1.00         2/24/14      $16,351     $41,437
Graham Jefferies........   2/24/04      40,000         12.7%          $1.00         2/24/14      $25,156     $63,750
Randolph D. Foote.......   2/24/04      25,000         7.9%           $1.00         2/24/14      $15,722     $39,844

-------------------------
(1) Options vest in two equal annual installments commencing February 24, 2005.
(2) Based on options to purchase 314,698 shares granted to our employees during 2004.
(3) Calculated using the potential realizable value of each grant.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

         The following table provides information regarding the value of unexercised options held by the named executive officers as of December 31, 2004. None of the named executives officers acquired shares through the exercise of options during 2004.

                                                       NUMBER OF
                                                 SECURITIES UNDERLYING                 VALUE ($) OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                                   DECEMBER 31, 2004                    DECEMBER 31, 2004 (1)
                                        ------------------------------------    ----------------------------------
                 NAME                      EXERCISABLE       UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
-----------------------------------     ----------------   -----------------    ---------------   ----------------
Carmine T. Oliva...................          283,663            26,000              179,360            16,120
Graham Jefferies...................          180,287            40,000              168,480            24,800
Randolph D. Foote..................           85,000            25,000              115,450            15,500

--------------
(1) Based on the last reported sale price of our common stock of $1.62 on December 30, 2004 (the last trading day during 2004) as reported on the OTC Bulletin Board, less the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     CARMINE T. OLIVA

         As of January 1, 2001, we entered into an employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. The agreement is subject to automatic renewal for two consecutive two-year terms beginning on January 1, 2006, unless, during the required notice periods (which run from September 1 to November 1 of the second year preceding the year in which a two-year renewal period is to begin), either party gives written notice of its desire not to renew. The agreement provides for an initial base salary of $250,000 per year and states that Mr. Oliva is eligible to receive merit or promotional increases and to participate in other benefit and incentive programs we may offer. For 2004, Mr. Oliva's salary and car allowance totaled $309,000 and his bonus was $94,000.

         If the board of directors makes a substantial addition to or reduction of Mr. Oliva's duties, Mr. Oliva may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Oliva the value of three years of his annual salary or the value of his annual salary that would have been due through January 1, 2006, whichever is greater.

         If we terminate Mr. Oliva for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Oliva without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. If the termination without cause occurs prior to the expiration of the initial term of the agreement on December 31, 2005, Mr. Oliva will be entitled to be paid his annual salary for three years following the termination. If the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the expiration of the particular renewal period or for two years, whichever is the longer period, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Oliva is terminated without cause within two years following a change of control, then:

         o if the termination occurs prior to the expiration of the initial term of the agreement on December 31, 2005, Mr. Oliva will be entitled to be paid his annual salary and all other amounts payable under the agreement for three years following the termination, which amounts shall be payable at his election in a lump sum within 30 days after the termination or in installments;

         o if the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the period ending two years after the expiration of the particular renewal period, and to be paid all other amounts payable under the agreement;

         o Mr. Oliva will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Oliva will be entitled to receive any executive bonus awarded but not yet paid;

         o Mr. Oliva will be entitled to receive a gross up of all compensatory payments listed above so that he receives those payments substantially free of federal and state income taxes; and

         o Mr. Oliva will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial term or renewal term in which the termination occurred and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Oliva dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Oliva will continue to be payable to Mr. Oliva's designee or legal representatives for two years following his death. If Mr. Oliva is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Oliva following the 180th day of disability. However, we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Oliva for two years following the effective date of the termination.

         If the agreement is terminated for any reason and unless otherwise agreed to by Mr. Oliva and us, then in addition to any other severance payments to which Mr. Oliva is entitled, we must continue to pay Mr. Oliva's annual salary until:

         o all obligations incurred by Mr. Oliva on our behalf, including any lease obligations signed by Mr. Oliva related to the performance of his duties under the agreement, have been voided or fully assumed by us or our successor;

         o all loan collateral pledged by Mr. Oliva has been returned to Mr. Oliva; and

         o all personal guarantees given by Mr. Oliva or his family on our behalf are voided.

         The agreement provides that we will furnish a life insurance policy on Mr. Oliva's life, in the amount of $1 million, payable to Mr. Oliva's estate in the event of his death during the term of the agreement and any renewals of the agreement. This benefit is in return for, and is intended to protect Mr. Oliva's estate from financial loss arising from any and all personal guarantees that Mr. Oliva provided in favor of us, as required by various corporate lenders. This benefit is also intended to enable Mr. Oliva's estate to exercise all warrants and options to purchase shares of our common stock.

         The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for two years afterward if termination is for cause or for one year afterward if termination is without cause or following a change of control. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions created by Mr. Oliva in connection with his employment.

     RANDOLPH D. FOOTE

         On July 2, 2001, we entered into an employment agreement with Randolph
D. Foote at an initial annual salary of $130,000 and with an initial term of three years. For 2004, Mr. Foote's salary and car allowance totaled $174,000, and his bonus was $40,000. The agreement automatically renewed for two additional one-year terms on July 2, 2004 and July 2, 2005. Mr. Foote is to act as Senior Vice President and Chief Financial Officer and is to perform additional services as may be approved by our board of directors.

         If the board of directors makes a substantial addition to or reduction of Mr. Foote's duties, Mr. Foote may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Foote the value of one year of his annual salary within 30 days after the effective date of the resignation.

         If we terminate Mr. Foote for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Foote without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. Mr. Foote will be entitled to be paid his annual salary through the expiration of the then current renewal period, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Foote is terminated without cause within two years following a change of control, then:

         o Mr. Foote will be entitled to be paid in installments or, at his election in a lump sum within 30 days after termination, his annual salary and other amounts payable under the agreement through the expiration of the then current renewal period plus one additional year;

         o Mr. Foote will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Foote will be entitled to receive any executive bonus awarded but not yet paid; and

         o Mr. Foote will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial or current renewal term and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Foote dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Foote will continue to be payable to Mr. Foote's designee or legal representatives for one year following his death. If Mr. Foote is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Foote following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Foote for one year following the effective date of the termination.

         The agreement contains non-competition provisions that prohibit Mr. Foote from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Foote of our confidential information and assign ownership to us of inventions created by Mr. Foote in connection with his employment.

     GRAHAM JEFFERIES

         On July 2, 2001, we entered into an employment agreement with Graham Jefferies at an initial annual salary of 100,000 British pounds (approximately $141,000 at the then current exchange rates) and with an initial term of three years. For 2004, Mr. Jefferies' salary and car allowance totaled approximately 130,000 British pounds sterling (approximately $237,000 at the exchange rates applicable during 2004) and his bonus was 37,000 British pounds sterling (approximately $71,000 at the exchange rate in effect at December 31, 2004). The agreement automatically renewed for a one-year term on July 2, 2004 and is scheduled to automatically renew for one additional one-year term on July 2, 2005. Mr. Jefferies is to act as Managing Director of Emrise Electronics Ltd. and as Executive Vice President and Chief Operating Officer of our Telecom Group and is to perform additional services as may be approved by our board of directors. This agreement replaced a substantially similar agreement that had been effective since May 1, 1998. Mr. Jefferies currently serves as our Executive Vice President and Chief Operating Officer and as Managing Director of various subsidiaries.

         If the board of directors makes a substantial addition to or reduction of Mr. Jefferies' duties, Mr. Jefferies may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Jefferies the value of one year of his annual salary within 30 days after the effective date of the resignation.

         If we terminate Mr. Jefferies for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Jefferies without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. Mr. Jefferies will be entitled to be paid his annual salary through the expiration of the then current renewal period plus one additional year, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Jefferies is terminated without cause within two years following a change of control, then:

         o Mr. Jefferies will be entitled to be paid in installments or, at his election in a lump sum within 30 days after termination, his annual salary and other amounts payable under the agreement through the expiration of the current renewal period plus one additional year;

         o Mr. Jefferies will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Jefferies will be entitled to receive any executive bonus awarded but not yet paid; and

         o Mr. Jefferies will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial or current renewal term and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Jefferies dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Jefferies will continue to be payable to Mr. Jefferies' designee or legal representatives for one year following his death. If Mr. Jefferies is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Jefferies following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Jefferies for one year following the effective date of the termination.

         The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for two years afterward if termination is for cause or for one year afterward if termination is without cause or following a change of control. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions created by Mr. Jefferies in connection with his employment.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                      BOARD COMMITTEES AND RELATED MATTERS

BOARD OF DIRECTORS

         Our business, property and affairs are managed under the direction of our board. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board and its committees.

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors:
Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders. Our current board consists of one Class I director whose term expires at our 2006 annual meeting, one Class II director whose term expires at our 2007 annual meeting and two Class III directors whose term expires at our 2005 annual meeting. As discussed below under Proposal 1, one of our Class III directors is retiring from our board effective as of the 2005 annual meeting, and we will therefore have one vacancy to be filled when we are able to locate a suitable candidate.

         During 2004, our board held three meetings and took action by unanimous written consent on eleven occasions. During 2004, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

BOARD COMMITTEES

         Our board of directors currently has an audit committee, a compensation committee and a nominating committee.

         The audit committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and for our year end and our internal financial and accounting controls, and recommends, establishes and monitors our disclosure controls and procedures. From June 26, 1999 to March 21, 2004, this committee consisted of Laurence Finnegan. From March 22, 2004 to May 24, 2005, the audit committee consisted of Messrs. Finnegan and Baskin. Since May 25, 2005, the audit committee has consisted of Mr. Finnegan, who serves as chairman, and Messrs. Baskin and Runyon. Following

Mr. Runyon's departure from our board of directors at our 2005 annual meeting, the audit committee will consist of Messrs. Finnegan and Baskin, with Mr. Finnegan continuing as chairman. The audit committee held four meetings during 2004. Our board of directors has determined that Mr. Finnegan is an audit committee financial expert. The audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Securities and Exchange Commission. A copy of the charter is attached as Appendix A to this proxy statement.

         The compensation committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. Since June 26, 1999, this committee has consisted of Messrs. Runyon and Finnegan. The compensation committee held five meetings and took action by written consent on two occasions during 2004. Following Mr. Runyon's departure from our board of directors at our 2005 annual meeting, the compensation committee will consist of Messrs. Finnegan and Mr. Baskin. The compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter is attached as APPENDIX B to this proxy statement.

         The nominating committee recommends nominees to the board of directors and committees of the board of directors, develops and recommends to the board of directors corporate governance principles, and oversees the evaluation of the board of directors and management. Beginning in and since 2000, the nominating committee has consisted of Mr. Runyon. There is one vacancy on the nominating committee. Following Mr. Runyon's departure from our board of directors at our 2005 annual meeting, the nominating committee will consist of Mr. Finnegan and Mr. Baskin, with Mr. Finnegan serving as chairman. The nominating committee held two meetings and took action by written consent on one occasion during 2004. The nominating committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders.

         The nominating committee shall consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and that has beneficially owned those shares for at least one year. The nominating committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the nominating committee's below-referenced charter. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting Emrise in writing, identifying the potential candidate and providing background and other information in the manner described in the nominating committee's charter. Candidates may also come to the attention of the nominating committee through current board members, professional search firms and other persons. In evaluating potential candidates, the nominating committee will take into account a number of factors, including, among others, the following:

         o        independence from management;

         o depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of our company;

         o        education and professional background;

         o        judgment, skill, integrity and reputation;

         o existing commitments to other businesses as a director, executive or owner;

         o        personal conflicts of interest, if any; and

         o        the size and composition of the board of directors

         In addition, prior to nominating a sitting director for re-election at an annual meeting of stockholders, the nominating committee considers the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to their respective activities.

         The nominating committee operates pursuant to a charter approved by our board of directors and nominating committee. A copy of the charter is attached as Appendix C to this proxy statement. The nominee named in our proxy card for the 2005 annual meeting was selected by our nominating committee and ratified by our full board of directors by unanimous written consent.

         Our board of directors has determined that each of Messrs. Runyon, Baskin and Finnegan is independent under Rule 5.3(k) of the Pacific Exchange because none of those directors has, or during the past three years has had, a material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us, and none of those directors is disqualified from being deemed independent under any of subparagraphs (A)-(F) of Rule 5.3(k)(1) of the Pacific Exchange. Our board of directors has also determined that each of member of the audit committee is independent under Rule 5.3(k)(5)(A)(i) of the Pacific Exchange and Rule 10A-3(b)(1) of the Securities and Exchange Commission.

         Under the rules of the Pacific Exchange, the independent members of our board of directors must meet at regularly scheduled executive sessions without management, with an independent director presiding over each executive session. A presiding director for each session is to be selected by the board members in attendance at the session based upon the topics to be discussed at the session.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. To communicate with any of our directors electronically, security holders should send an email to our Corporate Secretary at: rfoote@emrise.com.

         All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Corporate Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the date of our 2004 annual meeting, we had four members on our board of directors, one of whom was in attendance at our 2004 annual meeting.

COMPENSATION OF DIRECTORS

         During 2004, each non-employee director was entitled to receive $1,000 per month as compensation for his services. In addition, since November 1, 2002, each board member chairing a standing committee has been entitled to receive $500 per month as compensation for his services. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans. On February 24, 2004, we granted to each of Messrs. Runyon and Finnegan an option to purchase up to 30,000 shares of our common stock at an exercise price of $1.00 per share. The options vest in two equal installments on February 24, 2005 and February 24, 2006. In addition, we granted to Mr. Baskin, our newly-appointed non-employee director, an option to purchase up to 50,000 shares of our common stock upon the same terms as the options granted to the other two non-employee directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity. During 2004, Mr. Oliva made salary recommendations to our compensation committee regarding salary increases for key executives.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report is provided by the compensation committee of Emrise's board of directors to assist stockholders in understanding Emrise's objectives, policies and procedures in establishing its executive compensation structure and system. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

         The compensation philosophy and policy of Emrise is based upon four central objectives:

         o To provide an executive compensation structure and system that is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions.

         o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriate management incentives.

         o To align Emrise's financial results and the compensation paid to our executive officers with the enhancement of stockholder value.

         o To structure Emrise's compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long-term increase in company net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

         Emrise's compensation programs consist of base salary, an annual incentive bonus, and the award of stock options and other equity-based incentives. Base salary is targeted to recognize each executive officer's unique value and historical contributions to the success of Emrise in light of industry salary norms. The compensation committee reviews the compensation of the chief executive officer, and with the chief executive officer, the base compensation of all other executive officers, on an annual basis to assure that a competitive position is maintained.

         Any annual incentive bonus is based upon a comparison of actual performance against pre-established quantitative and qualitative performance objectives derived from Emrise's business plan and operating budgets, which may include company, operating subsidiary/division and individual components.

         To further align the financial interests of our executive officers with those of Emrise and its stockholders, our long-range executive incentive programs are primarily equity-based and provide the opportunity for our executive officers to earn stock options and consequently benefit, along with all stockholders, from performance-driven increases in share value. The compensation committee and/or the board of directors act as the manager of our option plans and perform functions that include selecting option recipients, determining the timing of option grant and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans.

         Emrise also maintains other executive benefits that we consider necessary in order to offer fully competitive opportunities to its executive officers. These include, without limitation, 401(k) retirement savings plans, car allowances and employment agreements. The compensation committee continues to monitor and evaluate Emrise's executive compensation system and its application throughout Emrise's organization to assure that it continues to reflect Emrise's compensation philosophy and objectives.

         Emrise's employment contract with Carmine T. Oliva, Chairman and Chief Executive Officer, was renegotiated as of January 1, 2001. The agreement is based upon a five-year commitment, with three successive two-year automatic renewals, predicated upon a mutual agreement between Emrise and Mr. Oliva at those times. Mr. Oliva's base salary is targeted to fairly recognize his unique leadership skills and management responsibilities compared to similarly positioned executives in the industry and general marketplace. The criteria for measurement include data available from objective, professionally-conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources.

         On July 1, 2003, the compensation committee awarded Mr. Oliva the first $25,000 of a total $50,000 increase in salary based on his performance and leadership in leading Emrise to profitability after the impact of the telecommunications downturn. The compensation committee made effective the second $25,000 increase as of January 1, 2004 based on Emrise having met certain profitability goals.

         In order to assure strength and continuity in two critical executive positions other than Emrise's chief executive officer position, the employment contract of Graham Jefferies, Executive Vice President and Chief Operating Officer, was renegotiated, and an initial contract was awarded to Randolph Foote, Senior Vice President and Chief Financial Officer. Both contracts became effective on July 2, 2001, and are based upon a three-year commitment with two successive one-year renewals, predicated upon mutual agreements between Emrise and the individual executives at those times.

                                            Compensation Committee
                                            Emrise Corporation
                                               Robert B. Runyon, Chairman
                                               Laurence P. Finnegan, Jr., Member

AUDIT COMMITTEE REPORT

         The audit committee of the board of directors of Emrise Corporation discussed with Emrise's independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the audited consolidated financial statements in Emrise's Annual Report on Form 10-K for the year ended December 31, 2004, the audit committee discussed with management and reviewed Emrise's audited consolidated financial statements. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Emrise that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-K with the Securities and Exchange Commission, and based on the review and discussions referenced above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Form 10-K. The audit committee also recommended reappointment, subject to stockholder approval, of the independent auditors, and the board of directors concurred in such recommendation.

                                          Respectfully submitted,

                                          Audit Committee
                                          Emrise Corporation
                                             Laurence P. Finnegan, Jr., Chairman
                                             Otis W. Baskin, Member
                                             Robert B. Runyon, Member

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         We anticipate that a representative of Grant Thornton LLP, our independent registered public accountants for 2004 and for the current year, will be present at our 2005 annual meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The following table sets forth the aggregate fees billed to us by Grant Thornton LLP for professional services rendered for the years ended December 31, 2004 and 2003:

                    Fee Category                    2004               2003
                    ------------                    ----               ----
        Audit Fees                              $  449,000         $  232,000
        Audit-Related Fees                           4,000                 --
        Tax Fees                                   106,000             57,000
        All Other Fees                                  --              5,000
                                                -----------        -----------
                Total                           $  559,000         $  294,000

         AUDIT FEES. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements. Audit fees increased due to the audit work required to provide assurance on the Larus Corporation financial statements, to expand audit work required on internal controls, and the higher value of the British pounds sterling and the euro when those expenses were converted to United States dollars in 2004 as compared to 2003.

         AUDIT-RELATED FEES. Audit-related fees during 2004 relate to due diligence procedures in connection with the Larus Corporation acquisition. There were no audit-related fees during 2003.

         TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

         ALL OTHER FEES. Consists of fees for products and services other than the services reported above. In fiscal 2004, no such other fees were incurred. In fiscal 2003, these services include assistance regarding the change in the name of CXR, S.A. to CXR-AJ and other miscellaneous services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF PRINCIPAL ACCOUNTANTS

         Our audit committee pre-approves all services provided by Grant Thornton LLP.

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index, assuming reinvestment of dividends for the period beginning December 31, 1999 and ending December 31, 2004. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1999.

                             CUMULATIVE TOTAL RETURN



                              [GRAPH APPEARS HERE]

                                                      Cumulative Total Return ($)
                                  ------------------------------------------------------------------
                                     12/99      12/00      12/01       12/02      12/03      12/04
                                  ------------------------------------------------------------------
EMRISE CORPORATION                  100.00      68.49      70.78       45.66     256.85     385.84
NASDAQ STOCK MARKET (U.S.)          100.00      60.30      45.49       26.40      38.36      40.51
NASDAQ ELECTRONIC COMPONENTS        100.00      81.80      70.04       34.99      67.83      53.30

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

         As of November 9, 2005, a total of 37,497,750 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

         o        each of our directors and director nominee;

         o each named executive officer listed in the Summary Compensation Table contained elsewhere in this proxy statement; and

         o all of our directors, director nominee and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each stockholder possesses sole voting and investment power with respect to all of the shares of common stock owned by that stockholder, subject to community property laws where applicable.

         In computing the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants held by that person that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address of each person in this table is c/o Emrise Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, CA 91730. Messrs. Oliva, Jefferies and Foote are executive officers of Emrise. Messrs. Oliva, Runyon, Finnegan and Baskin are directors of Emrise.

                                                                               AMOUNT AND NATURE          PERCENT
NAME OF BENEFICIAL OWNER                                 TITLE OF CLASS     OF BENEFICIAL OWNERSHIP      OF CLASS
------------------------                                 --------------     -----------------------      --------
Carmine T. Oliva...................................          Common              1,320,305 (1)            3.51%
Robert B. Runyon...................................          Common                346,146 (2)              *
Laurence P. Finnegan, Jr...........................          Common                210,171 (2)              *
Otis W. Baskin.....................................          Common                 25,000 (3)              *
Graham T. Jefferies................................          Common                167,276 (4)              *
Randolph D. Foote..................................          Common                102,500 (5)              *
The Pinnacle Fund, L.P. and Barry M. Kitt..........          Common              4,868,210 (6)           12.77%
JLF Asset Management, LLC and Jeffrey L. Feinberg..          Common              3,000,629 (7)            7.85%
Marathon Capital Management, LLC...................          Common              2,057,100 (8)            5.49%
All executive officers and directors as a group (6
   persons)........................................          Common              2,171,398 (9)            5.67%

-------------------
*     Less than 1.00%
(1) Includes 81,889 shares held individually by Mr. Oliva's spouse, and 166,000 shares underlying options.
(2)   Includes 166,000 shares underlying options.
(3)   Represents shares underlying options.
(4)   Includes 164,000 shares underlying options.
(5)   Includes 97,500 shares underlying options.
(6) Based on information included by The Pinnacle Fund, L.P. in a Schedule 13G/A No. 1 for October 7, 2005. Includes 625,000 shares underlying a warrant, all of which shares exceeded a contractual 9.999% beneficial ownership limitation that applied as of the date of the information and therefore are not considered by The Pinnacle Fund, LP. to be beneficially owned by it as of that date. Power to vote or dispose of the shares is held by Barry M. Kitt, as sole member of Pinnacle Fund Management, LLC, which entity is the general partner of Pinnacle Advisers, L.P., which entity is the general partner of The Pinnacle Fund, L.P. The address for Mr. Kitt is c/o The Pinnacle Fund, L.P., 4965 Preston Park, Blvd., Suite 240, Plano, TX 75093.
(7) Based on information provided to us as of October 4, 2005. Includes an aggregate of 2,300,269 outstanding shares held by JLF Offshore Fund, Ltd., JLF Partners I, L.P. and JLF Partners II, L.P., and an aggregate of 700,000 shares underlying warrants held by those three entities. Power to vote or dispose of the shares beneficially owned is held by Mr. Feinberg, as managing member of JLF Asset Management, LLC, which entity is investment manager of the three entities named in the first sentence of this footnote. The address for Mr. Feinberg is c/o JLF Asset Management, LLC, 2775 Via de la Valle, Suite 204, Del Mar, CA 92014.
(8) Based on information included by Marathon Capital Management, LLC ("Marathon") in a Schedule 13G for January 13, 2005. Marathon reported that it holds sole voting power over 125,000 shares and sole disposal power over 2,057,100 shares. The Schedule 13G was executed by James G. Kennedy, as President of Marathon. The address for Marathon is P.O. Box 771, Hunt Valley, MD 21030.
(9) Includes 784,500 shares underlying options and 81,889 outstanding shares held individually by Mr. Oliva's wife.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004.

                                                                                              NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                       NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                       BE ISSUED UPON EXERCISE       EXERCISE PRICE OF          PLANS (EXCLUDING
                                       OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,        SECURITIES REFLECTED
PLAN CATEGORY                            WARRANTS AND RIGHTS        WARRANTS AND RIGHTS           IN COLUMN (A))
-------------                            -------------------        -------------------        --------------------
                                                 (a)                        (b)                        (c)
Equity compensation plans approved
   by security holders                          2,133,256(1)              $0.97                    1,131,302(2)
Equity compensation plans not
   approved by security holders                   805,500(3)              $0.87                           --
     Total                                      2,938,756                                          1,131,302

-----------
(1) Represents shares of common stock underlying options that are outstanding under our 1993 Stock Option Plan, our Employee Stock and Stock Option Plan, our 1997 Stock Incentive Plan and our Amended and Restated 2000 Stock Option Plan. The material features of these plans are described in Note 8 to our consolidated financial statements for the years ended December 31, 2004, 2003 and 2002.
(2) Represents shares of common stock available for issuance under options that may be issued under our Amended and Restated 2000 Stock Option Plan.
(3)  Represents shares of common stock underlying warrants that are described in note 8 to our consolidated financial statements for the years ended December 31, 2004, 2003 and 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above under the headings "Compensation of Executive Officers," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation of Directors."

         We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

         On January 5, 2005, we issued to 17 accredited record holders in a private offering an aggregate of 12,503,500 shares of our common stock at a purchase price of $1.44 per share and five-year investor warrants to purchase up to an additional 3,125,875 shares of our common stock at an exercise price of $1.73 per share. Each of The Pinnacle Fund, L.P., JLF Offshore Fund, Ltd., JLF Asset Management, LLC (which entity is investment manager of four of the investors, including JLF Offshore Fund, Ltd.) and Jeffrey L. Feinberg (the managing member of JLF Asset Management, LLC), became a beneficial owner of more than 5% of our outstanding common stock at the closing of the offering.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish Emrise with copies of all reports that they file.

         Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2004 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock ("reporting persons") that no other reports were required, we believe that, during 2004, all Section 16(a) filing requirements applicable to our reporting persons were met, except that Otis Baskin filed a late Form 3 to report his becoming a reporting person.

                                   PROPOSAL 1
                         ELECTION OF CLASS III DIRECTOR

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors:
Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders.

         Our current board consists of one Class I director, Otis W. Baskin, whose term expires at our 2006 annual meeting, one Class II director, Laurence
P. Finnegan, whose term expires at our 2007 annual meeting, and two Class III directors, Carmine T. Oliva and Robert B. Runyon, whose terms expire at our 2005 annual meeting. Mr. Oliva is named as a nominee for election to serve a three-year term expiring at our 2007 annual meeting or until he is succeeded by another qualified director who has been duly elected. Mr. Runyon has chosen to retire from our board, effective at the 2005 annual meeting. Therefore, we will have one vacancy on our board, which we intend to fill when we locate a suitable candidate.

         The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Oliva unless instructions to the contrary are marked on the proxy card. If Mr. Oliva is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF CARMINE T. OLIVA AS A CLASS III DIRECTOR.

                                   PROPOSAL 2
                          RATIFICATION OF SELECTION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

         Our audit committee has selected Grant Thornton LLP, independent registered public accountants, to audit our consolidated financial statements for 2005, and our board of directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Principal Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Principal Accountants."

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2005 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Grant Thornton LLP as our independent registered public accountants.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting.

         To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

         o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

         o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

         Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

                     ANNUAL REPORT AND AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on the Archipelago ExchangeSM , a facility of the Pacific Exchange(R), under the symbol "ERI."

         A copy of our annual report for the year ended December 31, 2004 accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of our proxy solicitation materials.

         Copies of our annual report on Form 10-K (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to Emrise Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730,
Attention: Chief Financial Officer, telephone (909) 987-9220. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report, can be found free of charge on the Securities and Exchange Commission's website at http://www.sec.gov.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                                                                   July 11, 2005

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               EMRISE CORPORATION

PURPOSE AND SCOPE

         The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Emrise Corporation (the "Company") is to (a) assist the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the Securities and Exchange Commission ("SEC"), the Company's shareholders or to the general public, (ii) the Company's internal financial and accounting controls, including the performance of the Company's internal audit function, (iii) the qualifications and independence of the independent public accountants engaged by the Company, and (iv) the Company's compliance with legal and regulatory requirements, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company, (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations, and (d) prepare the report that Securities and Exchange Commission rules require be included in the Company's annual Proxy Statement.

COMPOSITION

         The Committee shall be comprised of a minimum of one director as appointed by the Board of Directors, who shall meet the independence, audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         At the time of his or her appointment to the Committee, each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, at least one member of the Committee shall qualify as an "audit committee financial expert" as such term is defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

         The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Committee shall carry out the following specific activities:

         A.       DOCUMENT REVIEW
                  ---------------

                  1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any proposed changes to the Board of Directors for approval.

                  2. Review with representatives of management and representatives of the independent accounting firm the Company's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K, as well as the Company's specific disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations." After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Company's annual report on Form 10-K. The Committee shall also review the Company's quarterly financial statements prior to their inclusion in the Company's quarterly SEC filings on Form 10-Q, as well as the Company's specific disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                  3. Take steps designed to insure that the independent accounting firm reviews the Company's interim financial statements prior to their inclusion in the Company's quarterly reports on Form 10-Q.

         B.       INDEPENDENT ACCOUNTING FIRM
                  ---------------------------

                  1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder ratification in any proxy statement).

                  2. At least annually, obtain and review a report by the independent accounting firm describing the firm's internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, in order to assess the auditor's independence, all relationships between the independent auditor and the company.

                  3. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

                  4. Review with the independent accounting firm any audit problems or difficulties and management's response.

                  5. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

                  6. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Company consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

                  7. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

                  8. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided. In addition, meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent accounting firm.

                  9. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

                  10. Consider in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body.

                  11. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Company.

                  12. Ensure the rotation of the audit partners as required by
         Section 10A(j) of the Securities Exchange Act of 1934, as amended, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

                  13. Set clear policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934.

         C.       FINANCIAL REPORTING PROCESSES
                  -----------------------------

                  1. In consultation with the independent accounting firm and management, review annually the adequacy of the Company's internal financial and accounting controls. In addition, review major issues regarding accounting principles and financial statement presentations; including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

                  2. Review disclosures made to the Committee by the Company's chief executive officer and chief financial officer in connection with their certifications of the Company's reports on Form 10-K and Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company's internal financial and accounting controls, (b) any significant deficiencies discovered in the design and operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

                  3. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Company's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies. In addition, review analyses prepared by management and/or the independent accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                  4. Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

                  5. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. In addition, review earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

                  6. Discuss policies with respect to risk assessment and risk management.

         D.       COMPLIANCE
                  ----------

                  1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

                  2. Obtain reports from management and the independent auditor that the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

                  3. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Company's expense to review any matter under its responsibility.

                  4. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

                  5. Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

                  6. Discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the compliance policies.

                  7. Review and approve in advance any proposed related party transactions.

         E.       REPORTING
                  ---------

                  1. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

                  2. To the extent required by any Regulatory Body, instruct the Company's management to disclose in its Form 10-K and Form 10-Q's the approval by the Committee of any nonaudit services performed by the independent accounting firm, and review the substance of any such disclosure.

         The Audit Committee shall review and evaluate its own performance on an annual basis.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      APPENDIX B

                                                                   July 11, 2005

                              AMENDED AND RESTATED
                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               EMRISE CORPORATION

PURPOSE

         The purpose of the Compensation Committee of Emrise Corporation (the "Company") established pursuant to this charter is to (i) act as Administrator of the Company's various Stock Option Plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation,
(iii) discharge the Board of Director's responsibilities relating to compensation of the Company's executives, and to produce an annual report on executive officer compensation for inclusion in the Company's Proxy Statement, in accordance with applicable rules and regulations, (iv) grant options to purchase common stock of the Company to employees and executive officers of the Company and (v) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP

         The Compensation Committee shall consist of a minimum of two (2) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

DUTIES AND RESPONSIBILITIES

         The duties and responsibilities of the Compensation Committee are set forth below:

         o Review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and, either as a committee or together with the other independent directors of the Board of Directors (as directed by the Board of Directors), determine and approve the compensation level of the Chief Executive Officer based on such evaluation.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for non-CEO executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors, including with respect to incentive compensation and equity-based plans that are subject to the approval of the Board of Directors.

         o The Compensation Committee shall have the authority to retain and terminate a consultant to assist in the evaluation of the compensation of directors, the Chief Executive Officer or any senior executive. The Compensation Committee shall have the sole authority to approve the consultant's fees and other retention terms.

         o The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.

         o The Compensation Committee shall act as Administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may,
                  (i) grant stock options to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in compliance with Rule 16b-3 thereunder) and
                  (ii) amend such stock options.

         o The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.

         o The Compensation Committee shall prepare a report (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.

         o The Compensation Committee shall review and evaluate its own performance on an annual basis.

         o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

MEETINGS

         It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES

         The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

         The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                                                      APPENDIX C

                                                                   July 11, 2005

                              AMENDED AND RESTATED
                                 CHARTER OF THE
                              NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               EMRISE CORPORATION

PURPOSE

         The purpose of the Nominating Committee of the Board of Directors of Emrise Corporation (the "Company") is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating Committee shall: (1) assist the Board of Directors by identifying prospective director nominees and to recommend to the Board of Director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board of Directors the governance principles applicable to the Company; (3) oversee the evaluation of the Board of Directors and management; and (4) recommend to the Board of Directors nominees for each committee. In addition to the matters addressed below, the Nominating Committee shall be responsible for addressing and handling various matters as provided in the Company's Corporate Governance Guidelines.

COMMITTEE MEMBERSHIP AND ORGANIZATION

         o The Nominating Committee shall be comprised of no fewer than two (2) members.

         o The members of the Nominating Committee shall meet the independence requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company, as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         o The members of the Nominating Committee shall be appointed and replaced by the Board of Directors.

COMMITTEE RESPONSIBILITIES AND AUTHORITY

         o Evaluate the current composition, organization and governance of the Board of Directors and its committees, determine future requirements and make recommendations to the Board of Directors for approval.

         o Determine on an annual basis desired Board of Director qualifications, expertise and characteristics and conduct searches for potential Board of Director members with corresponding attributes. Evaluate and propose nominees for election to the Board of Directors. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sold authority to approve the search firm's fees and other retention terms.

         o Oversee the Board of Directors performance evaluation process including conducting surveys of director observations, suggestions and preferences.

         o        Form and delegate authority to subcommittees when appropriate.

         o Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board of Directors committees, the selection of Board of Directors committee chairs, and proposal of the Board of Directors slate for election.

         o Consider shareholder nominees for election to the Board of Directors.

         o Evaluate and recommend termination of membership of individual directors in accordance with the Board of Director's governance principles, for cause or for other appropriate reasons.

         o Conduct an annual review on succession planning, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to executive management positions.

         o Coordinate and approve Board of Directors and committee meeting schedules.

         o        Make regular reports to the Board of Directors.

         o Review and re-examine this Charter annually and make recommendations to the Board Directors for any proposed changes.

         o        Annually review and evaluate its own performance.

         o In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

COMMITTEE CONSIDERATIONS

         When considering a candidate for director, the Nominating Committee shall take into account a number of factors, including the following:

         o        independence from management;

         o depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to the technology and business of the Company;

         o        education and professional background;

         o        judgment, skill, integrity and reputation;

         o existing commitments to other businesses as a director, executive or owner;

         o        personal conflicts of interest, if any; and

         o        the size and composition of the Board of Directors

         In addition, prior to nominating a sitting director for re-election at an annual meeting of stockholders, the Nominating Committee shall consider the director's past attendance at, and participation in, meetings of the Board of Directors and its committees and the director's formal and informal contributions to their respective activities.

         The Nominating Committee shall consider candidates for director recommended by any shareholder that is the beneficial owner of shares representing more than one percent of the then-outstanding shares of common stock of the Company and that has beneficially owned those shares for at least one year. The Nominating Committee will evaluate such recommendations applying its regular nominee criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chairman of the Nominating Committee, Emrise Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. A shareholder recommendation must contain the following information:

         o documentation supporting that the writer is a shareholder of the Company and has been a beneficial owner of shares representing more than one percent of the then-outstanding shares of common stock of the Company for at least one year and a statement that the writer is recommending a candidate for nomination as a director;

         o a resume of the candidate's business experience and educational background that also includes the candidate's name, business and residence addresses, and principal occupation or employment and an explanation of how the candidate's background and qualifications are directly relevant to the business of the Company;

         o the number of shares of common stock of the Company beneficially owned by the candidate;

         o a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of the Company, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board of Directors;

         o detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing shareholder, the candidate, and any affiliate of the proposing shareholder or the candidate;

         o any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director; and

         o a signed consent of the candidate to serve as a director, if nominated and elected. In connection with its evaluation, the Nominating Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The Nominating Committee shall have the discretion to decide which individuals to recommend for nomination as directors.

MEETINGS

         The Nominating Committee shall meet at least once each year. However, the Nominating Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

MINUTES

         The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

         The Nominating Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Nominating Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                                                      APPENDIX D

                           PROXY - EMRISE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 2005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carmine T. Oliva and Randolph D. Foote, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of common stock of Emrise Corporation, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on November 9, 2005, at the 2005 annual meeting of stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on December 21, 2005, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote FOR each of the proposals indicated on the reverse side.

         THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

Annual Meeting Proxy Card

         A.  ELECTION OF DIRECTORS

         The Board of Directors recommends a vote FOR the listed nominee:

         1.       To elect a Class III director to serve a three-year term.

                  01 - Carmine T. Oliva              [ ]  FOR     [ ]  WITHHOLD

         B.  ISSUES

         The Board of Directors recommends a vote FOR the following proposal:

         2. To consider and vote upon a proposal to ratify the selection of the Company's independent registered public accountants to audit the Company's consolidated financial statements for 2005.

                  [ ]  FOR             [ ]   AGAINST              [ ]   ABSTAIN

         C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

         Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

[------------------------------------------------]

Signature 2 - Please keep signature within the box

[------------------------------------------------]

Date (mm/dd/yyyy):____/____/________


                                      D-2